Exhibit 10.8



                            NEW CENTURY ENERGY CORP.


                               Joint Instructions
                               ------------------
                                                               DECEMBER 29, 2006
Scott Giordano, Esq.
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154

                      RE:     NEW CENTURY ENERGY - ESCROW RELEASE
                              GROSS ESCROW DEPOSIT: $16,210,000.00

Dear Mr. Giordano:

     These instructions are given to you pursuant to a Funds Escrow Agreement among the Company, Laurus Master Fund, Ltd., and Loeb & Loeb LLP as Escrow Agent. Subject to the terms set forth below, you are instructed to disburse $16,210,000.00 of the investor's funds received by you to and on the Company's behalf as follows:

1.     $  1,000,000.00     to NEW CENTURY ENERGY CORP.  pursuant to the
following wire instructions:

BANK NAME:          JPMORGAN CHASE BANK
                    712 MAIN STREET
                    HOUSTON, TEXAS  77002

ABA BANK ROUTING #:                      XXXXXXXXX
NEW CENTURY ENERGY CORP. ACCOUNT # :     XXX XXXX XXX XX
ACCOUNT NAME:                   NEW CENTURY ENERGY CORP.
                                5851 SAN FELIPE SUITE 775
                                HOUSTON, TX. 77057



2.     $10,000,000.00   to LAURUS MASTER FUND, LTD  account :

(for repayment of GULF COAST OIL CORPORATION Amended and Secured $5,000,000 Note executed on June 30, 2006, and the balance applied against the Amended and Restated $40,000,000 Secured Term Note executed on April 28, 2006) pursuant to the following wire instructions:

      BANK :                    NORTH FORK BANK
                                NEW YORK, NY 10022
      ABA NO:                   XXXXXXXXX
      ACCT. NO.:                XXXXXXXXXX
      FOR  CREDIT  TO:          LAURUS  MASTER  FUND,  LTD

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3.    $ 4,967,000.00 to  NEW CENTURY ENERGY CORP. - RESTRICTED ACCOUNT
,pursuant  to  the  following  wire  instructions:

      BANK:               NORTH FORK BANK
                          NEW YORK, NY 10022
      ABA NO:             XXXXXXXXX
      ACCT. NO.:          XXXXXXXXXX
      FOR CREDIT TO:      NEW CENTURY ENERGY CORP
                          (RESTRICTED ACCOUNT)


 4. $ 210,000.00 to LAURUS CAPITAL MANAGEMENT, L.L.C. (for management fees), pursuant to the following wire instructions:

                           TO  BE  HELD  IN  ESCROW


5. $3,000.00 to LOEB & LOEB LLP (for escrow agent fee) pursuant to the following wire instructions:

      BANK:               CITIBANK, N.A.
      ABA NO:             XXXXXXXXX
      ACCT. NO.:          XXXXXXXX
      REFERENCE:          NEW CENTURY ENERGY  CORP.  ESCROW FEE


6. $30,000.00 to LAURUS CAPITAL MANAGEMENT, LLC (for payment in full of all due diligence and documentation fees owed by the Company) pursuant to the following wire instructions:

                            TO  BE  HELD  IN  ESCROW






                                       Very truly yours,

                                       NEW CENTURY ENERGY CORP.

                                       By: /s/ Edward R. DeStefano
                                          ---------------------------
                                          Edward R.  DeStefano
                                          President

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